UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2006


                          Pro Tech Communications, Inc.
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             (Exact name of Registrant as specified in its charter)



          Florida                      000-28602                59-3281593
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)


20 Ketchum Street; Westport, CT                                      06880
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:              (772) 464-5100
                                                               -----------------

4492 Okeechobee Road, Fort Pierce, Florida 34947
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(Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.     Costs Associated with Exit or Disposal Activities.

     On December 21, 2006, Pro Tech Communications, Inc. (the "Company") informed its employees of its intention to cease operations involving the development, manufacture and distribution of all of its non-active noise reduction, or non-ANR, products, including the Company's headsets and amplifiers for use in the contact center and quick-service restaurant markets. The exit from these non-ANR lines of business will include the termination of all operations at the Company's Fort Pierce, Florida facilities. The Company intends to continue its operations involving its ANR products, including its NoiseBuster audio headphone and hearing protection product lines, which will be based at the Westport, Connecticut facilities of its ultimate parent company, NCT Group, Inc.

     After evaluating various options for its non-ANR operations, the Company decided to exit this business based in part on continuing significant losses involving its non-ANR operations, as well as its continued belief that the Company's future prospects will depend on the growth in demand for the Company's ANR products. The Company expects to wind up its non-ANR operations within the next 30 to 45 days. Management anticipates that the Company will recognize a one-time charge of approximately $468,000 in connection with this action in the Company's fourth quarter 2006 financial statements. This estimate includes both cash and non-cash expenditures. The estimated portion of the exit costs that will result in future cash expenditures is approximately $170,000.

     The table below sets forth by major type the estimated expected costs to be incurred in connection with this action:


Estimated Costs Associated with Exit or Disposal Activities

Severence and employee charges                                     $    70,000
Lease termination costs                                                 68,000
Carrying value of inventory to be disposed                             200,000
Carrying value of fixed assets to be disposed                          100,000
Other costs                                                             30,000

                                                                   -------------
Total estimated exit costs on an after-tax basis                   $   468,000
                                                                   =============


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


Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     Effective December 29, 2006, Richard Hennessey resigned as President, Chief Operating Officer and Director of Pro Tech Communications, Inc.

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company's expected restructuring and related charges, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company's restructuring and related charges varying materially from management's current estimates of these charges, additional costs and adjustments due to variations in anticipated headcount reductions, contract terminations, and similar costs; and other risks and uncertainties described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and other filings with the Securities and Exchange Commission.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PRO TECH COMMUNICATIONS, INC.



                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  January 5, 2007


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